General and administrative expenses	12 Months Ended
Dec. 31, 2011
General and administrative expenses
18	General and administrative expenses

General and administrative expenses are shown net of the following credits:

	2009	2010	2011	2011
	RMB	RMB	RMB	USD
				(unaudited)

Value-added tax refund for software products sold	3,920,346	123,750	2,662,240	422,517
Technology subsidy	395,000	-	-	-
Business tax and surcharges refund	59,555	1,258,067	-	-
Government subsidies	-	4,008,500	9,822,504	1,558,905
Other	30,427	17,326	-	-
Total	4,405,328	5,407,643	12,484,744	1,981,422

Some of the subsidiaries of the Company were granted subsidies by the local government to encourage development of high-tech enterprises. There were no unfulfilled performance obligations related with such subsidies.